EXHIBIT 99.1

              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906
                      OF THE SABARNES-OXLEY ACT OF 2002

 In connection with the Quarterly Report of First Cash Financial Services, Inc. (the "Company") on Form 10-Q for the quarterly period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Phillip E. Powell, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


 Date:  November 12, 2002


 /s/ Phillip E. Powell
 --------------------------------------
 Phillip E. Powell
 Chairman of the Board and Chief Executive Officer